Investment Strategy - LargeCap S&P 500 Index Fund	Mar. 01, 2025
Prospectus [Line Items]
Strategy [Heading]	Under Principal Investment Strategies, add the following to the end of the fourth paragraph:
Strategy Narrative [Text Block]
The Fund may operate as a non-diversified fund, as defined under the Investment Company Act of 1940 (“1940 Act”), to the approximate extent the Index is non-diversified. The Fund may therefore operate as non-diversified solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Index. A non-diversified fund can invest a higher percentage of assets in securities of individual issuers than a diversified fund. As a result, changes in the value of a single investment could cause greater fluctuations in the share price of a non-diversified fund than would occur in a more diversified fund.